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                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                TECO ENERGY, INC.

                             Offer to Exchange its
                             10.50% Notes Due 2007
              which have been registered under the Securities Act
                       for any and all of its outstanding
                             10.50% Notes Due 2007
                   that were issued and sold in a transaction
                       exempt from registration under the
                       Securities Act of 1933, as amended

                Pursuant to the Prospectus dated _________, 200_

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form must be used to accept the Exchange Offer (as defined below) if
(i) certificates for TECO Energy, Inc.'s 10.50% Notes Due 2007 (the "Outstanding Debt") are not immediately available, (ii) Outstanding Debt, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Exchange Offer Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Debt pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Outstanding Debt (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date.

                 The Exchange Agent for the Exchange Offer is:
                              The Bank of New York

By Registered or Certified Mail:                   Facsimile Transmissions:
  Corporate Trust Operations                     (Eligible Instructions Only)
     Reorganization Unit                               (212) 298-1915
    The Bank of New York
    101 Barclay Street, 7E
   New York, New York 10286
 Attention: Mr. Bernard Arsenec

 By Hand or Overnight Delivery:                    To Confirm by Telephone
     The Bank of New York                          or for Information Call:
    101 Barclay Street, 7E                            Mr. Bernard Arsenec
  Corporate Trust Operations                            (212) 815-5098
     Reorganization Unit
   New York, New York 10286
Attention: Mr. Bernard Arsenec


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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     The undersigned hereby tenders to TECO Energy, Inc., a Florida corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated _______________, 200_ (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Debt set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Exchange Offer Procedures."

Aggregate Principal Amount        Name(s) of the Registered Holder(s):__________

Amount Tendered: $________________*  ___________________________________________

Certificate No(s) (if available):_______________________________________________

________________________________________________________________________________

$_______________________________________________________________________________
    (Total Principal Amount Represented by Outstanding Debt Certificate(s))

If Outstanding Debt Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:_____________________________________________________________

Date:___________________________________________________________________________

    * Must be in integral multiples of $1,000.
_______________________________________________________________________________

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

________________________________________________________________________________

                                PLEASE SIGN HERE

X____________________________________     ______________________________________

X____________________________________     ______________________________________
     Signature(s) of Owner(s) or                            Date
         Authorized Signatory

Area Code and Telephone Number:_________________________________________________

     Must be signed by the holder(s) of the Outstanding Debt as their name(s) appear(s) on certificates for Outstanding Debt or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

                     Please print names(s) and address(es)

Name(s):
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Capacity:
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Address(es):
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                             GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein); (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, either the Outstanding Debt tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Debt to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Outstanding Debt tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result is a financial loss to the undersigned.



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          Name of Firm                             Authorized Signature



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             Address                                       Title



-------------------------------------                (Please Type or Print)
            Zip Code

Area Code and Telephone Number:                           Dates:
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NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING DEBT WITH THIS FORM.
CERTIFICATES FOR OUTSTANDING DEBT SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.